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                          Supplement dated May 31, 2007
                                     to the
                        Prospectus dated October 2, 2006
                                     for the
                      WisdomTree International Sector Funds

The Prospectus dated October 2, 2006 for the WisdomTree International Sector Funds is hereby revised to reflect the addition of the WisdomTree International Real Estate Fund.

                    WISDOMTREE INTERNATIONAL REAL ESTATE FUND

Fund Facts

CUSIP NUMBER:

o    97717W331

EXCHANGE TRADING SYMBOL:

o    DRW

WisdomTree International Real Estate Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Real Estate Index. Since the Fund's investment objective has been adopted as a non-fundamental investment policy, the Fund's investment objective may be changed without a vote of shareholders.

Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the WisdomTree International Real Estate Index. The Fund attempts to invest all, or substantially all, of its assets in the stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective.

Index Description

The WisdomTree International Real Estate Index measures the performance of companies in developed markets outside of the U.S. and Canada that pay regular cash dividends on shares of common stock that WisdomTree Investments classifies as being part of the "International Real Estate" sector. Companies in the Index must meet specified requirements as of the Index measurement date. To be included in the Index, companies must be incorporated in one of 16 developed-market European countries, Japan, Hong Kong, Singapore, Australia, or New Zealand, and must be listed on a major securities exchange in one of those countries. Companies must have paid at least $5 million in cash dividends on their common stock in the 12 months prior to the most recent Index measurement date and must also satisfy specified liquidity and other requirements. Companies are weighted in the Index based on regular cash dividends paid. The Index includes the following types of companies: real estate operating companies; real estate development companies; and diversified REITs. The Index also includes companies that may be classified as Passive Foreign Investment Companies (PFICs). As of March 30, 2007, approximately 45% of the Index consisted of companies with market capitalizations between $2 and $10 billion.

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Primary Investment Risks

The following risks, in addition to the principal risk factors common to all Funds, are some of the risks that can significantly affect the Fund's performance.

o Stock Market Risk. Like stock prices generally, the price, and therefore the total return of shares of the WisdomTree International Real Estate Sector Fund, will fluctuate within a wide range, so an investor could lose money over short or even long periods. If the value of the Fund's investments goes down, you may lose money.

o Investments in REITs and PFICs. The Fund generally invests a relatively large percentage of its assets in real estate investment trusts or "REITs." Investments in REITs subject the Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall market for REITs, such as declining property values or rising interest rates, could have a negative impact on the Fund's performance. Investments in PFICs may decrease the tax efficiency of the Fund.

o Small-, Mid-Capitalization Investing. The Fund invests a portion of its assets in stocks of small- and mid-capitalization companies. The stocks of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. As a result, the Fund as a whole may be subject to more volatility than funds that invest solely in larger, more established companies.

o Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and, in some cases, less stringent investor protection and disclosure standards. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market due to increased risks of adverse issuer, political, regulatory, market, and economic developments.

o Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of a single country or region it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance.

o Currency Risk. Because the Fund's NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund's holdings goes up.

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Performance Information

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year a risk/return chart and table will be provided. Any past performance of the Fund that will be shown will not be an indication of future results.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund's average net assets. You may also incur customary brokerage charges when buying or selling Fund shares.



Shareholder Fees

(fees paid directly from your investment, but see the Creation
Transaction Fees and Redemption Transaction Fees section below)         None
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
   Management Fees                                                      0.58%
   Distribution and/or Service (12b-1) Fees                             None
   Other Expenses*                                                      0.00%
Total Annual Fund Operating Expenses                                    0.58%

* "Other Expenses" are based on estimated amounts for the current fiscal year. WisdomTree Asset Management will pay all expenses of the Trust through July 31, 2008 except for extraordinary expenses, interest, taxes and certain other expenses (which are expected to be minimal).



The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeemed all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors will pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                               1 Year    3 Years
                                                               ------    -------
                                                                $59        $186


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You would pay the following expenses if you did not redeem your shares:



                                                                1 Year   3 Years
                                                                ------   -------
                                                                 $59       $186




Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $6,500 is charged to each purchaser of Creation Units.* The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of June 1, 2007 was $5,000,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $6,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming the Fund's operating expenses remain the same, the total costs would be $42,641 if the Creation Unit is redeemed after one year and $105,911 if the Creation Unit is redeemed after three years.



* See the Creation and Redemption Transaction Fees for Creation Units discussion in the Shareholder Information section of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Creation and Redemption Transaction Fees for Creation Units


The following table shows, as of June 1, 2007, the approximate value of one Creation Unit of the Fund, including the standard creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from a Fund. Retail investors who purchase shares through their brokerage account will not pay these fees.

                                                              Approximate    Standard Creation/   Maximum Creation/
                                                              Value of One       Redemption           Redemption
Name of Fund                                                 Creation Unit     Transaction Fee     Transaction Fee
-------------------------------------------------------------------------------------------------------------------
WisdomTree International Real Estate Fund                      $5,000,000          $6,500              $10,150


In addition, the Prospectus is hereby revised to reflect that the name of the WisdomTree Dividend Index of Europe, Far East Asia and Australasia, commonly known as the "DIEFA Index," has been changed to the WisdomTree DEFA Index.